UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 24, 2007

NitroMed, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50439	22-3159793
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Hayden Avenue, Suite 3000	02421
Lexington, Massachusetts	(Zip Code)
(Address of Principal Executive Offices)

(781) 266-4000

(Registrant’s telephone number,
Including area code)

(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On September 1, 2005, the Securities and Exchange Commission (the “Commission”) declared effective the Registration Statement on Form S-3 (File No. 333-127154) of NitroMed, Inc. (the “Company”) filed on August 3, 2005 with the Commission (the “Registration Statement”).  The Registration Statement permits the Company to issue, in one or more offerings, shares of common stock or debt securities at an aggregate initial offering price not to exceed $250,000,000.

On May 24, 2007, the Company entered into a placement agency agreement (the “Placement Agency Agreement”) with Thomas Weisel Partners LLC (the “Placement Agent”), pursuant to which the Placement Agent has agreed to act as the Company’s placement agent in connection with an offering of approximately 7.6 million shares of the Company’s common stock (the “Offering”) under the Registration Statement.

In connection with the Placement Agency Agreement and the Offering, the Company is filing as exhibits to this Current Report on Form 8-K the following documents:

•                  as Exhibit 1.1, the Placement Agency Agreement; and

•                  as Exhibits 5.1 and 23.1, the legal opinion and consent of Wilmer Cutler Pickering Hale and Dorr LLP relating to the shares of common stock to be issued and sold in the Offering.

On May 24, 2007, the Company announced that it had entered into definitive agreements with institutional and other investors to sell approximately 7.6 million shares of common stock for an aggregate purchase price of approximately $19.8 million.  The Company expects that the net proceeds of the Offering will be approximately $18.3 million after deducting the placement agency fees and all estimated offering expenses that are payable by the Company.

A copy of the Placement Agency Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.  The foregoing description of the Placement Agency Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.  The Company’s press release announcing the Offering is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description of Exhibit

1.1	Placement Agency Agreement, dated May 24, 2007, by and between the Company, and Thomas Weisel Partners LLC.

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP.

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (contained in Exhibit 5.1 above).

99.1	Press Release of NitroMed, Inc. dated May 24, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NITROMED, INC.

Date: May 24, 2007	By:	/s/ Kenneth M. Bate
Kenneth M. Bate President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

1.1	Placement Agency Agreement, dated May 24, 2007, by and between the Company and Thomas Weisel Partners LLC.

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP.

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (contained in Exhibit 5.1 above).

99.1	Press Release of NitroMed, Inc. dated May 24, 2007.